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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):       September 25, 1997

                              NATIONAL-OILWELL, INC.
                (Exact Name of Registrant Specified in Charter)


       Delaware                   1-12317                  76-0475815
  -----------------       ---------------------       ------------------
   (State or Other           (Commission File          (I.R.S. Employer
   Jurisdiction of               Number)             Identification No.)
   Incorporation)


         5555 San Felipe
            Houston, Texas                                  77056
---------------------------------------            -----------------------
(Address of Principal Executive Offices)                    (Zip Code)

 Registrant's telephone number, including area code:         (713) 960-5100

        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 25, 1997, National-Oilwell, Inc., a Delaware corporation (the "Company"), completed its previously announced combination (the "Combination") with Dreco Energy Services Ltd., an Alberta corporation ("Dreco"), pursuant to a Combination Agreement, dated as of May 14, 1997, as amended (the "Combination Agreement"), by and between the Company and Dreco. The Combination Agreement, attached as Exhibit 2.1 to the Company's Registration Statement on Form S-4 (File No. 333-32191), is incorporated herein by reference.

         Pursuant to the Combination Agreement, the Company became the owner of the sole Dreco Class "A" common share ("Dreco Common Share") outstanding after the transaction and holders of Dreco Common Shares prior to the transaction received .9159 Dreco Exchangeable Shares ("Exchangeable Shares") in exchange for each of their Dreco Common Shares (the "Exchange Ratio"). Also pursuant to the Combination Agreement, each option outstanding under the Dreco Amended and Restated 1989 Employee Incentive Stock Option Plan and under certain option agreements between Dreco and its outside directors was converted into an option to purchase National-Oilwell Common Stock by application of the Exchange Ratio. In addition, Dreco received one share of National-Oilwell Common Stock.

         The Exchange Ratio, which was initially 1.2 Exchangeable Shares for each Dreco Common Share, was adjusted pursuant to the exchange ratio adjustment provided for in the Combination Agreement. Under the Combination Agreement, if the average closing price of a share of National-Oilwell Common Stock during the 20 consecutive trading days ending on the fifth trading day prior to the closing of the Combination (the "Pre-Closing Average Price") was greater than $47.25, the Exchange Ratio was to be reduced to that number equal to 1.2 multiplied by a fraction, the numerator of which was to be $47.25 and the denominator of which was to be the Pre-Closing Average Price. The Pre-Closing Average Price was $61.90625.

         Pursuant to the Combination Agreement, Frederick W. Pheasey, the pre-Combination Chairman of Dreco, and Robert L. Phillips, the pre-Combination President and Chief Executive Officer of Dreco, were appointed to the Company's board of directors upon effectiveness of the Combination, and Mr. Pheasey was also appointed Executive Vice President of the Company. In addition, W. Douglas Frame, an executive officer of Dreco, was appointed as Vice President and Group President, Downhole Products of the Company.

         The Company intends to continue using Dreco's assets in the design and manufacture of oilfield equipment for the petroleum exploration and production industry.

         The Company issued a press release announcing the completion of the Combination, which release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.





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                 Financial Statements of Dreco for periods specified in Rule
         3-05(b) of Regulation S-X have been previously filed with the Securities and Exchange Commission (the "SEC") as part of National-Oilwell's Registration Statement on Form S-4 (File No. 333-32191) and is omitted from this report pursuant to General Instruction B.3. of Form 8-K.

         (b)     Pro Forma Financial Information (unaudited).

                 Pro forma financial information required pursuant to Article 11 of Regulation S-X has been previously filed with the SEC as part of National-Oilwell's Registration Statement on Form S-4 (File No. 333-32191) and is omitted from this report pursuant to General Instruction B.3. of Form 8-K.

         (c)     Exhibits.

                 2.1 Combination Agreement, dated as of May 14, 1997 (as amended), by and between National-Oilwell, Inc. and Dreco Energy Services Ltd. incorporated by reference from the Company's Registration Statement on Form S-4 (File No. 333-32191).

                 99.1 Press release of the Company and Dreco issued September 25, 1997.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NATIONAL-OILWELL, INC.



                                                 By:  /s/ Steven W. Krablin
                                                    ----------------------------
                                                       Steven W. Krablin
                                                       Vice President and Chief
                                                          Financial Officer


Dated:  October 8, 1997





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                                 EXHIBIT INDEX

     Exhibit
     Number               Description
     ------               -----------
         99.1             Press release of the Company issued September 25, 1997.